UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

 _____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2022

 Altair Engineering Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38263	38-2591828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 E. Big Beaver Road, Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 614-2400

Not Applicable

(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	ALTR	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2022, Altair Engineering Inc. (the “Company”) issued a press release disclosing its financial information and operating metrics for its fourth quarter and year ended December 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On February 21, 2022, the Board of Directors of the Company approved a share repurchase program (the “Repurchase Program”), pursuant to which the Company is authorized to repurchase up to $50 million of shares of the Company’s outstanding Class A Common Stock, par value $0.0001 per share (the “Common Stock”).  The shares of Common Stock may be repurchased in the open market, by block purchase, or in privately negotiated transactions from time to time, depending upon market conditions and other factors, and in accordance with applicable regulations of the Securities and Exchange Commission, including Rule 10b-18 of the Exchange Act.

All shares of Common Stock repurchased pursuant to the Repurchase Program will be retired and be available for use and reissuance as and when determined by the Board of Directors including, without limitation, pursuant to the Company's 2017 Equity Incentive Plan and the Company’s 2021 Employee Stock Purchase Plan.

The Repurchase Program has no expiration date and does not obligate the Company to repurchase shares. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions, corporate and regulatory requirements and other investment opportunities. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1	Press Release issued by Altair Engineering Inc. dated February 24, 2022, furnished hereto.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR ENGINEERING INC.

Date: February 24, 2022	By:	/s/ Matthew Brown
Matthew Brown
Chief Financial Officer